UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 13, 2006

WELLCARE HEALTH PLANS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32209	47-0937650
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

8725 Henderson Road, Renaissance One
Tampa, Florida	33634
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (813) 290-6200

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
On September 13, 2006, the Registrant received executed contracts between its wholly-owned subsidiaries, WellCare of Florida, Inc. d/b/a Staywell Health Plan of Florida (“Staywell”) and HealthEase of Florida, Inc. (“HealthEase”), and the State of Florida, Agency for Health Care Administration (“AHCA”) pursuant to which Staywell and HealthEase provide health care services to Medicaid beneficiaries throughout the State of Florida. The contracts are in effect from September 1, 2006 through August 31, 2009. Copies of the contracts are attached as Exhibit 10.1 and 10.2, respectively, to this Current Report on Form 8-K.

In addition, the Registrant received executed amendment nos. 1 to its contracts for the provision of health care services to beneficiaries who are eligible for both Medicaid and Medicare in Broward and Duvall counties between AHCA and each of HealthEase and Staywell. The amendments, among other things, update the capitation rate tables in the contracts. Copies of these amendments are attached as Exhibits 10.3 and 10.4, respectively, to this Current Report on Form 8-K.

The foregoing description does not purport to be a complete statement of the parties’ rights and obligations under the above-described contracts and amendments. The above descriptions are qualified in their entirety by reference to the contracts and amendments which are filed as exhibits hereto.

In the interest of providing interested parties with full access to its federal, state and county contracts, the Registrant has elected to file such contracts with the Securities and Exchange Commission. The Registrant does not believe that its business is substantially dependent on many of these contracts when each is taken individually.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Contract No. FA615 between the State of Florida, Agency for Health Care Administration and WellCare of Florida, Inc. d/b/a Staywell Health Plan of Florida.
10.2	Contract No. FA619, between the State of Florida, Agency for Health Care Administration and HealthEase of Florida, Inc.
10.3	Amendment No. 1 to Contract No. FAR001, between the State of Florida, Agency for Health Care Administration and HealthEase Health Plan of Florida, Inc.
10.4	Amendment No. 1 to Contract No. FAR009, between the State of Florida, Agency for Health Care Administration and WellCare of Florida, Inc. d/b/a Staywell Health Plan of Florida.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELLCARE HEALTH PLANS, INC.
Date: September 18, 2006	/s/ Thaddeus Bereday Thaddeus Bereday Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit No. Description

10.1	Contract No. FA615 between the State of Florida, Agency for Health Care Administration and WellCare of Florida, Inc. d/b/a Staywell Health Plan of Florida.
10.2	Contract No. FA619, between the State of Florida, Agency for Health Care Administration and HealthEase of Florida, Inc.
10.3	Amendment No. 1 to Contract No. FAR001, between the State of Florida, Agency for Health Care Administration and HealthEase Health Plan of Florida, Inc.
10.4	Amendment No. 1 to Contract No. FAR009, between the State of Florida, Agency for Health Care Administration and WellCare of Florida, Inc. d/b/a Staywell Health Plan of Florida.